Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

1.	The accompanying Quarterly Report on Form 10-Q for the period ended May 28, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2017	/s/ Michael J. Pudil
President & Chief Executive Officer

Date: June 28, 2017	/s/ Paul D. Sheely
Chief Financial Officer